SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2003

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Required FD Disclosure.

     On March 3, 2003, the Company issued a press release announcing that Steven Engle, the Company’s Chief Executive Officer, would present at the Lehman Brothers Sixth Annual Global Healthcare Conference on March 4, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On March 4, 2003, the Company issued a press release announcing its fourth quarter financial results for 2002. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release announcing the Company's presentation at the Lehman Brothers Conference
99.2	Press Release announcing the Company's fourth quarter financial results for 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date: March 4, 2003	By:	/s/ David Duncan, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release announcing the Company's presentation at the Lehman Brothers Conference
99.2	Press Release announcing the Company's fourth quarter financial results for 2002